UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2021

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ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 28, 2021, Adamis Pharmaceuticals Corporation (“Adamis” or the “Company”) issued a press release announcing that the Company, in collaboration with the Human Immune Monitoring Center at Stanford University, has conducted a study to investigate the effects of Tempol, the Company’s investigational drug candidate, on immune cells from COVID-19 patients, and announcing preliminary data from the study. A copy of the Company’s press release is attached hereto as Exhibit 99.1 is incorporated into this item by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that express plans, anticipation, intent, contingencies, goals, targets or future development and/or otherwise are not statements of historical fact. These statements relate to future events or future results of operations, including, but not limited to the following statements: the company’s beliefs concerning the safety and effectiveness of Tempol; the timing of funding for, or commencement or completion of, any studies or trials relating to Tempol; the availability of, and the company’s success in applying for and obtaining, government or other funding for studies or trials relating to Tempol or the timing or amount of any such funding; the results of any future studies or trials that the company may conduct relating to Tempol; the company’s ability to commercialize the product candidates described in this Report, itself or through commercialization partners; and other statements concerning our future operations and activities. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause Adamis' actual results to be materially different from the results anticipated by such forward-looking statements. There are no assurances whether final data produced from the study discussed in the press release attached as an exhibit to this Report will be consistent with the preliminary data or the extent to which Tempol will be shown to decrease cytokines from stimulated cells from COVID-19 patients. There can be no assurances regarding the outcome of trials or studies relating to Tempol; regarding the timing or the outcome of any applications or requests that we may submit for government or other funding for studies or trials relating to Tempol; concerning the timing or outcome of any such studies or trials; or that Tempol will be found to be safe and effective in the treatment of COVID-19 or any other indication. In addition, forward-looking statements concerning our anticipated future activities assume that we are able to obtain sufficient funding to support such activities and continue our operations and planned activities. As discussed in our filings with the Securities and Exchange Commission, we will require additional funding, and there are no assurances that such funding will be available if required. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Report. Certain of these risks and additional risks, uncertainties, and other factors are described in greater detail in Adamis’ filings from time to time with the SEC, including its annual report on Form 10-K for the year ended December 31, 2019 and subsequent filings with the SEC, which Adamis strongly urges you to read and consider, all of which are available free of charge on the SEC's web site at http://www.sec.gov. Except to the extent required by law, any forward-looking statements in this press release speak only as the date of this press release, and Adamis expressly disclaims any obligation to update any forward-looking statements.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated January 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: January 28, 2021	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer